Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Robert E. Morrison, Jr., President of AFBA 5Star Funds (the “Registrant”), certify that:

1.                           The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	November 10, 2009	/s/ Robert E. Morrison, Jr.
Robert E. Morrison, Jr., President
(principal executive officer)

I, John F. Boyle, Chief Financial Officer of AFBA 5Star Funds (the “Registrant”), certify that:

1.                           The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	November 19, 2009	/s/ John F. Boyle
John F. Boyle, Chief Financial Officer
(principal financial officer)